Recent Developments	6 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

On July 20, 2012, AngloGold Ashanti acquired First Uranium (Pty) Ltd, a wholly owned subsidiary of First Uranium Corporation and the owner of Mine Waste Solutions in South Africa, for a cash consideration of $335 million. Mine Waste Solutions is a recently commissioned tailings retreatment operation located in South Africa's Vaal River region and in the immediate proximity of AngloGold Ashanti's own tailings facilities. In connection with the acquisition, AngloGold Ashanti agreed to guarantee the existing delivery of obligations of a wholly owned subsidiary of Mine Waste Solutions to sell to an existing customer at a pre-agreed price, 25 percent of the gold produced at a gold recovery plant located in northwest South Africa, subject to a cap of 312,500 ounces over the life of the contract. The acquisition is expected to provide additional uranium and gold production. It will result in significant synergies, facilitate long-term rehabilitation of the area and secure long-term employment opportunities in South Africa. Due to the proximity of the reporting date and the acquisition date, the purchase price allocation has not been completed and will be completed during the third quarter of 2012.

On July 20, 2012, AngloGold Ashanti Holdings plc and AngloGold Ashanti USA Incorporated, each a wholly owned subsidiary of AngloGold Ashanti Limited, as borrowers, and AngloGold Ashanti Limited entered into a $1.0 billion five-year unsecured revolving credit facility with a syndicate of lenders which will replace its existing $1.0 billion syndicated facility maturing in April 2014. AngloGold Ashanti Limited, AngloGold Ashanti Holdings plc and AngloGold Ashanti USA Incorporated each guaranteed the obligations of the borrowers under the facility. Amounts may be repaid and reborrowed under the facility during its five-year term. Amounts outstanding under the facility bear interest at LIBOR plus a margin

On July 25, 2012, the Company announced the pricing of an offering of $750 million aggregate principal amount of 5.125 percent notes due 2022. The notes were issued by AngloGold Ashanti Holdings plc, a wholly owned subsidiary of the Company, at an issue price of 99.398 percent. The net proceeds from the offering were approximately $738 million, after deducting discounts and estimated expenses. The notes are unsecured and fully and unconditionally guaranteed by AngloGold Ashanti Limited. The transaction closed on July 30, 2012.